                                                                   Exhibit 99.2


[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC3

                                   [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                               SEPTEMBER [9], 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                            1                 2                    3                   4
                                                      ----------------   ---------------     ----------------     ---------------
                     RATES                                Forward            Forward             Forward            Forward+100
                     SPEED               %pricing           75%               100%                 125%                 75%
         DEFAULT SEVERITY                                   50%                50%                 50%                  50%
       DEFAULT P&I ADVANCE                              100% Advance       100% Advance        100% Advance        100% Advance
      DEFAULT RECOVERY LAG                Months             12                12                   12                  12
                  TRIGGERS                                  Fail              Fail                 Fail                Fail
              CLEANUP CALL                              To Maturity        To Maturity         To Maturity          To Maturity
                   DEFAULT                                Current            Current             Current              Current
                   BALANCE                                 Balance           Balance              Balance             Balance
          CPR = CDR +  CRR          Capped at prepay
                 CPR = CRR             PSA standard    CPR = CRR          CPR = CRR             CPR = CRR            CPR = CRR
---------------------------------   ---------------- ----------------   ---------------     ----------------     ---------------
                INITIAL
                 BOND     SUB-
CLASS  RATINGS   SIZE   ORDINATION
-----  -------  ------  ----------
A        AAA     81.65   18.35       CDR
                                     CummLosses

M1       AA      6.25    12.10       CDR
                                     CummLosses

M2       A       4.75    7.35        CDR                    9.09 CDR            9.79 CDR           10.59 CDR              7.79 CDR
                                     WAL                       11.46                9.12                7.44                 11.98
                                     CummLosses    91,035,449 (14.01%) 77,659,239 (11.95%) 68,919,606 (10.60%)   80,816,358 (12.43%)

M3       A -     1.35    6.00        CDR
                                     CummLosses

B1       BBB+    1.95    4.05        CDR
                                     CummLosses

B2       BBB     1.00    3.05        CDR
                                     CummLosses

B3       BBB-    0.50    2.55        CDR
                                     CummLosses

                  -      2.55        CDR
                                     CummLosses

OC               2.55     -                                        -                   -                   -                     -

                                                           5                    6                 7                    8
                                                     --------------      ---------------    ---------------     ----------------
                     RATES                             Forward+100         Forward+100        Forward+200          Forward+200
                     SPEED               %pricing          100%               125%                75%                 100%
         DEFAULT SEVERITY                                  50%                 50%                50%                  50%
       DEFAULT P&I ADVANCE                             100% Advance        100% Advance       100% Advance        100% Advance
      DEFAULT RECOVERY LAG                Months            12                 12                 12                   12
                  TRIGGERS                                 Fail               Fail               Fail                 Fail
              CLEANUP CALL                             To Maturity         To Maturity        To Maturity         To Maturity
                   DEFAULT                               Current             Current            Current             Current
                   BALANCE                                Balance            Balance            Balance              Balance
          CPR = CDR +  CRR          Capped at prepay
                 CPR = CRR             PSA standard   CPR = CRR           CPR = CRR           CPR = CRR            CPR = CRR
---------------------------------   ---------------- --------------      ---------------    ---------------     ----------------
                INITIAL
                 BOND     SUB-
CLASS  RATINGS   SIZE   ORDINATION
-----  -------  ------  ----------
A        AAA     81.65   18.35        CDR
                                      CummLosses

M1       AA      6.25    12.10        CDR
                                      CummLosses

M2       A       4.75    7.35         CDR                   8.46 CDR           9.21 CDR            5.87 CDR               6.53 CDR
                                      WAL                       9.47               7.71               12.80                  10.04
                                      CummLosses   68,943,931 (10.61%) 61,233,563 (9.42%)  64,273,236 (9.89%)     55,408,346 (8.52%)

M3       A -     1.35    6.00         CDR
                                      CummLosses

B1       BBB+    1.95    4.05         CDR
                                      CummLosses

B2       BBB     1.00    3.05         CDR
                                      CummLosses

B3       BBB-    0.50    2.55         CDR
                                      CummLosses

                  -      2.55         CDR
                                      CummLosses

OC               2.55     -                                        -                  -                   -                      -

                                                              9
                                                       ----------------
                     RATES                                 Forward+200
                     SPEED              %pricing             125%
         DEFAULT SEVERITY                                     50%
       DEFAULT P&I ADVANCE                                100% Advance
      DEFAULT RECOVERY LAG               Months               12
                  TRIGGERS                                   Fail
              CLEANUP CALL                                To Maturity
                   DEFAULT                                  Current
                   BALANCE                                  Balance
          CPR = CDR +  CRR           Capped at prepay
                 CPR = CRR             PSA standard        CPR = CRR
---------------------------------   ----------------   ----------------
                INITIAL
                 BOND     SUB-
CLASS  RATINGS   SIZE   ORDINATION
-----  -------  ------  ----------
A        AAA     81.65   18.35          CDR
                                        CummLosses

M1       AA      6.25    12.10          CDR
                                        CummLosses

M2       A       4.75    7.35           CDR                     7.24 CDR
                                        WAL                         8.08
                                        CummLosses      49,671,085 (7.64%)


M3       A -     1.35    6.00           CDR
                                        CummLosses

B1       BBB+    1.95    4.05           CDR
                                        CummLosses

B2       BBB     1.00    3.05           CDR
                                        CummLosses

B3       BBB-    0.50    2.55           CDR
                                        CummLosses

                    -    2.55           CDR
                                        CummLosses

OC               2.55       -                                          -